UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 10, 2002


                         CAPITAL AUTO RECEIVABLES, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       333-75464            38-3082892
-------------------------------         -----------      --------------------
(State or other jurisdiction of         Commission        (I.R.S. Employer
 incorporation or organization)         File Number        Identification No.)



Corporate Trust Center
1209 Orange Street, Wilmington, DE                        19801
---------------------------------------                 ----------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code   302-658-7581
                                                     ------------

Items 1-6.  Not Applicable.

Item 7.     Financial Statements and Exhibits.

               (a)  Not Applicable

               (b)  Not Applicable

               (c)  Exhibits


     4.1 Indenture between Capital Auto Receivables Asset Trust 2002-2 (the "Trust") and the Bank One, National Association, as Indenture Trustee, dated as of April 25, 2002

     4.2 Trust Agreement between Capital Auto Receivables, Inc. (the "Seller") and Deutsche Bank Trust Company Delaware, as Owner Trustee, dated as of April 25, 2002

     99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc. as the Seller and Capital Auto Receivables Asset Trust 2002-2, as the Issuer, dated as of April 25, 2002

     99.2 Supplemental Statement of Eligibility on Form T-1 of the Bank One, National Association, as Indenture Trustee under the Indenture

     99.3 Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of April 25, 2002

     99.4 Schedule to the Master ISDA Agreement between Capital Auto Receivables Asset Trust 2002-2 and Merrill Lynch Capital Services, Inc. dated as of April 15, 2002

     99.5 Letter Agreement to confirm terms and conditions of the Swap Transaction between Merrill Lynch Capital Services, Inc. and Capital Auto Receivables Asset Trust 2002-2 Re: Class A-1 Notes, dated as of April 15, 2002

     99.6 Triparty   Contingent   Assignment   Agreement   among   Capital  Auto
          Receivables Asset Trust 2002-2, General Motors Acceptance Corporation and Merrill Lynch Capital Services, Inc. dated as of April 25, 2002

     99.7 Swap Counterparty Rights Agreement among Merrill Lynch Capital Services, Inc., Capital Auto Receivables Asset Trust 2002-2, General Motors Acceptance Corporation, Deutsche Bank Trust Company Delaware, Capital Auto Receivables, Inc. and Bank One, National Association dated as of April 25, 2002

     99.8 Administration Agreement among Capital Auto Receivables Asset Trust 2002-2, General Motors Acceptance Corporation and Bank One, National Association dated as of April 25, 2002

     99.9 Custodian Agreement between General Motors Acceptance Corporation and Capital Auto Receivables, Inc. dated as of April 25, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CAPITAL AUTO RECEIVABLES, INC.
                                        --------------------------------------
                                          (Registrant)



                                        /s/  WILLIAM F. MUIR
                                        --------------------------------------
Dated: May 10, 2002                      William F. Muir, Chairman of the Board
       ------------



                                        /s/  JOHN D. FINNEGAN
                                        --------------------------------------
Dated: May 10, 2002                      John D. Finnegan, President and
       ------------                      Director

                                  EXHIBIT INDEX



  Exhibit                                          Description
  -------                                          -----------


     4.1 Indenture between Capital Auto Receivables Asset Trust 2002-2 (the "Trust") and the Bank One, National Association, as Indenture Trustee, dated as of April 25, 2002

     4.2 Trust Agreement between Capital Auto Receivables, Inc. (the "Seller") and Deutsche Bank Trust Company Delaware, as Owner Trustee, dated as of April 25, 2002

     99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc. as the Seller and Capital Auto Receivables Asset Trust 2002-2, as the Issuer, dated as of April 25, 2002

     99.2 Supplemental Statement of Eligibility on Form T-1 of the Bank One, National Association, as Indenture Trustee under the Indenture

     99.3 Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of April 25, 2002

     99.4 Schedule to the Master ISDA Agreement between Capital Auto Receivables Asset Trust 2002-2 and Merrill Lynch Capital Services, Inc. dated as of April 15, 2002

     99.5 Letter Agreement to confirm terms and conditions of the Swap Transaction between Merrill Lynch Capital Services, Inc. and Capital Auto Receivables Asset Trust 2002-2 Re: Class A-1 Notes, dated as of April 15, 2002

     99.6 Triparty   Contingent   Assignment   Agreement   among   Capital  Auto
          Receivables Asset Trust 2002-2, General Motors Acceptance Corporation and Merrill Lynch Capital Services, Inc. dated as of April 25, 2002

     99.7 Swap Counterparty Rights Agreement among Merrill Lynch Capital Services, Inc., Capital Auto Receivables Asset Trust 2002-2, General Motors Acceptance Corporation, Deutsche Bank Trust Company Delaware, Capital Auto Receivables, Inc. and Bank One, National Association dated as of April 25, 2002

     99.8 Administration Agreement among Capital Auto Receivables Asset Trust 2002-2, General Motors Acceptance Corporation and Bank One, National Association dated as of April 25, 2002

     99.9 Custodian Agreement between General Motors Acceptance Corporation and Capital Auto Receivables, Inc. dated as of April 25, 2002